                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT, by and between Geotek Communications, Inc., a Delaware corporation (the "Company"), and the subscribers whose name and signature appear on the signature page hereof (together with any assignees pursuant to any assignment which is permitted under Section 2.5 hereof and which occurs prior to the closing hereunder, the "Subscribers"), is made as of June 14, 1996.

         In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


                        ARTICLE 1. Subscription for Units

         1.1 Subscription. Each Subscriber hereby subscribes for such number of units ("Units") as set forth above such Subscriber's name on the signature page hereof (the "Subscription"). Each Unit consisting of (i) one (1) share (the "Preferred Shares") of the Company's Series N Cumulative Convertible Preferred Stock, $.01 par value per share ("Series N Preferred Stock") and (ii) a warrant ("Warrant") to purchase thirty (30) shares of the Company's common stock, par value $.01 per share ("Common Stock"). The Subscriber understands that the subscription price is one thousand dollars ($1000.00) per Unit. A description of the designations, powers, preferences and rights of the Series N Preferred Stock is set forth in the Certificate of Designation of the Series N Preferred Stock, a copy of which is attached hereto as Exhibit A (the "Certificate of Designation"). The terms of the Warrant are set forth in the form of Warrant attached hereto as Exhibit B.

         1.2 Payment of Capital Contribution. On the Closing Date (as defined herein), the Subscriber shall deliver, by certified check or wire transfer, the amount of one thousand dollars ($1000.00) per Unit subscribed, being the Subscriber's full Subscription hereunder as set forth on the signature page hereof, and the Company shall deliver to the Subscriber a certificate representing the number of Preferred Shares and such number of Warrants subscribed to and accepted pursuant hereto.

         1.3 Conditions to Acceptance of Subscription. The Subscriber acknowledges that the Company is offering (the "Offering") for sale from time to time, solely to "accredited investors" (as defined herein), a minimum of forty-five thousand (45,000) Units to be subscribed for on or prior to May 28, 1996 and a maximum of fifty-five thousand (55,000) Units to be subscribed for on or prior to June 15, 1996, at the subscription price of one thousand dollars ($1000.00) per Unit. Purchasers of Units in the Offering are referred to herein as "Investors."

         1.4 Closing. Subject to the satisfaction or waiver of the conditions set forth herein, the closing of the purchase and sale of the Units (the "Closing") shall take place at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102 at 10:00 A.M., on June 20, 1996 (the "Closing Date") or at such other place and time and date as may be mutually agreed; provided, however, that in the event a Subscriber in the Offering is required to file a premerger notification under the HSR Act (as defined herein), the Closing Date shall be extended to the third business day following the expiration or earlier termination of the waiting period with respect to such filing.


           ARTICLE 2. Representations and Agreements of the Subscriber

         2.1 Receipt of Materials. The Subscriber hereby acknowledges receipt of copies of the Company's (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (excluding exhibits), (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996, (iii) proxy statement (as supplemented, the "Proxy Statement") relating to the Company's 1996 annual meeting of stockholders, (iv) all Current Reports on Form 8-K filed since December 31, 1995 and (v) registration statement on Form S-3 (Reg. No. 333-02849) (the "S-3") filed with the Securities and Exchange Commission (the "SEC") on April 25, 1996. All such documents being referred to herein as the "Materials".

         2.2  Agreement  Not  To  Sell   Securities.   The   Subscriber   hereby
acknowledges, understands and agrees that:

                  (a) Except as provided in Article 4 hereof, the Units, Preferred Shares, Warrants and shares of Common Stock issuable (A) upon conversion of, and as a dividend on, the Preferred Shares in accordance with the provisions of the Certificate of Designation (collectively, the "Conversion Shares") and (B) upon exercise of the Warrants in accordance with the terms and provisions of the Warrants (the "Warrant Shares" and collectively with the Conversion Shares, the "Common Shares" and collectively with the Units, Preferred Shares and Warrants, the "Securities") have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (X) subsequently registered thereunder, or (Y) the Subscriber shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (Z) sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule).

                  (b) The Preferred Shares, Warrants and, until such time as the Common Shares have been sold pursuant to a registration statement pursuant to the Securities Act or otherwise sold by Subscriber pursuant to Rule 144 under the Securities Act (or any successor rule thereto), the certificates for the Common Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."



         2.3 Acknowledgments. The Subscriber hereby acknowledges, understands and agrees that:

                  (a) No Federal or state agency has made any findings or determination as to the fairness of the Offering of the Units for public investment, or any recommendation or endorsement of the Units. The Subscriber acknowledges that the Units are being purchased for its own account, not as a nominee or agent, for investment and not for distribution or resale of any part thereof to others. The Subscriber acknowledges that the Company has made available at a reasonable time prior to its investment the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to evaluate an investment in the Company or to verify the accuracy of the information set forth in the Materials.

                  (b) None of the Securities have been registered under the Securities Act and the Subscriber must bear the economic risk of the investment indefinitely (subject to the rights set forth in Article 4 hereof) because none of the Securities may be sold except in accordance with Section 2.2 above and
Article 4 hereof.

                  (c) The Securities are subject to the particular investment restrictions and conditions established by various states and the Subscriber shall comply with the restrictions and conditions which are applicable in the Subscriber's state of residence.

                  (d) Arnhold and S. Bleichroeder, Inc. (the "Placement Agent") has acted as placement agent on behalf of the Company with respect to the Offering. As compensation for its services, the Company has agreed to pay the Placement Agent a fee equal to three percent (3.0%) of the gross proceeds of the Offering, payable upon consummation of the Offering.

         2.4 Representation and Warranties. Each Subscriber hereby further severally represents and warrants that:

                  (a) The Subscriber understands that there is no established market for the Preferred Shares or Warrants and that no public market for the Preferred Shares or Warrants is currently foreseeable.

                  (b) The Subscriber is acquiring the Units for its own account for investment purposes only and not with a view to the resale or distribution thereof.

                  (c) The Subscriber has not and will not, directly or indirectly, offer, sell, transfer, assign, exchange or otherwise dispose of all or any part of the Units, except in accordance with the provisions of this Subscription Agreement, the Certificate of Designation or the Warrants, as applicable, as long as such documents remain in effect.

                  (d) The Subscriber is acquiring the Units without having relied upon any offering literature or prospectus other than the Materials. The Subscriber has such knowledge and experience in financial, business and tax matters that the Subscriber is capable of evaluating the merits and risks relating to the Subscriber's investment in the Securities and making an investment decision with respect to the Company.

                  (e) To the full satisfaction of the Subscriber, the Subscriber has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and the investment in the Securities.

                  (f) The Subscriber has adequately analyzed the risks of an investment in the Securities and it has determined that the Securities are a suitable investment for the Subscriber and that the Subscriber is able at this time, and in the foreseeable future, to bear the economic risk of a total loss of its investment in the Company.

                  (g) The Subscriber is aware that there are substantial risks attendant to an investment in the Securities, including those summarized under "Risk Factors" in the S-3.

                  (h) In the case of each Subscriber other than Todd Investments Limited, the Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Act as presently in effect and is purchasing the Securities for its own account and the Subscriber has not been formed for the specific purpose of acquiring the Securities.

                  (i) Todd Investments Limited further represents, warrants and covenants as follows:

                            (i) It is not a U.S. Person (as defined in Rule
902(o) of Regulation S of the Securities Act ("Regulation S")) and is not an affiliate of the Company.

                            (ii) This transaction constitutes an "offshore
transaction" (as defined in Regulation S).

                            (iii) At the time the Units were offered to it and
at the time of its execution of this Subscription Agreement, it was located outside the United States.

                            (iv) It understands that the Securities have not
been and until registered under the Securities Act may only be offered or sold pursuant to registration under the Securities Act or an available exemption therefrom. It further understands that the certificates representing the Preferred Shares, Warrants and Common Shares issued to it may bear a legend (the "Legend") to the effect of the foregoing, and further that the Securities issued to it may not be offered for sale, sold or otherwise transferred during the Restricted Period (as defined below) except pursuant to Regulation S. Following the expiration of the Restricted Period, unless prohibited by applicable law, the Company will remove or will promptly instruct its transfer agent to remove the Legend from the Preferred Shares and Warrants and, if applicable, the Common Shares issued during the Restrictive Period (and will instruct its transfer agent to issue without the Legend, any Common Shares issuable as dividends with respect to, or upon conversion of, the Preferred Shares or upon exercise of the Warrants occurring after the Restricted Period).

                            (v) It:

                                     (A) will not, during the period commencing
on the Closing and ending on the later to occur of (x) the day 40 days after the Closing Date or (y) the date it is entitled to sell the Common Shares pursuant to an effective registration statement (the "Restricted Period"), offer to sell the Securities in the United States, to a U.S. Person or to any person acting for the account or benefit of a U.S. Person or other than in accordance with Rule 904 of Regulation S;

                                     (B) will, after the expiration of the
Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom or pursuant to Regulation S and, in any case, in accordance with applicable state securities laws; and

                                     (C) does not have any present plan or
intention to sell any Securities in the United States or to a U.S. Person.

                            (vi) The purchase by it contemplated by this
Subscription Agreement:

                                     (A) has not been pre-arranged by it with a
purchaser who is located in the United States or is a U.S. Person; and

                                     (B) is not part of a plan or scheme by it
to evade the registration provisions of the Securities Act.

                  (j) The Subscriber understands that the Units, Preferred Shares and Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units, Preferred Shares and Warrants. Each Subscriber hereby severally agrees to indemnify and hold harmless the Company, the Placement Agent and all Persons deemed to be in control of any of the foregoing from and against any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses in connection with any action, suit or proceeding brought against the Company) incurred or suffered by the Company out of the inaccuracy of any of the representations or warranties made by the Subscriber in this Article 2; provided, however, that in no event shall Todd Investments Limited's indemnity obligation hereunder exceed the aggregate purchase price paid by Todd Investments Limited for the Units purchased by it hereunder. All such representations shall survive the delivery of the Materials and the purchase by the Subscriber of any Securities until the second anniversary of the Closing Date. The Company shall give prompt written notice to the Subscriber of the assertion of any claim for which indemnity may be sought hereunder, specifying with reasonable particularity the basis therefor, together with any supporting information reasonably requested by the Subscriber, and the amount of the damage, loss, liability or expense. If any amount is due by the Subscriber to the Company pursuant to this paragraph, the Subscriber will make such payment not later than 60 days after receipt by the Subscriber of notice of the amount due.

                  The foregoing representations and warranties and all other information which the Subscriber has provided to the Company concerning itself and its financial condition are true and accurate as of the date hereof and shall be true and accurate as of the date of Closing. If in any respect such representations, warranties or information shall not be true and accurate at any time prior to the Closing, the Subscriber will give written notice of such fact to the Company specifying which representations, warranties or information are not true and accurate and the reasons therefor.

         2.5 Transferability. Without the Company's consent (which shall not be unreasonably withheld), the Subscriber agrees not to transfer or assign this Subscription Agreement or any interest herein and not to sell or assign the Securities except in accordance with all applicable laws; provided, however, that a Subscriber shall be allowed to transfer or assign this Subscription Agreement or any interest herein, without the consent of the Company, to any of the following (collectively, the "Permitted Assignees"):

                  (i) any investor in Renaissance Fund LDC, or any person or entity affiliated or associated with an investor in Renaissance Fund LDC;

                  (ii)     (a)      Charles R. Bronfman or any of his lineal
                                    descendants and/or their spouses and/or any trust established for the benefit of any one or more of such persons;

                           (b) a partnership in which one or more of the foregoing persons or entities owns a majority equity interest; and

                           (c) any company directly or indirectly under the control of one or more of the foregoing; or

                  (iii)    (a)      Jonathan Kolber, his siblings, his lineal
                                    descendants and/or their spouses and/or any trust established for the benefit of any one or more of such persons;

                           (b) a partnership in which one or more of the foregoing persons or entities owns a majority equity interest; and

                           (c) any company directly or indirectly under the control of one or more of the foregoing.

         2.6 Execution Authorized. If this Subscription Agreement is executed on behalf of a corporation, partnership, trust or other entity, the execution of this Subscription Agreement in connection with the purchase of the Units has been duly authorized, and this Subscription Agreement is binding upon such corporation, partnership, trust or other entity.

         2.7 HSR Act Compliance. For purposes of complying with any applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Subscriber or the Company (as the case may be) agrees to provide promptly to the other, upon the other's written request, all reasonable requested information regarding itself which is necessary for the requesting party to file any notifications or other information with the United States Justice Department or Federal Trade Commission pursuant to the HSR Act. In the event a Subscriber is required to file a premerger notification under the HSR Act with respect to the transactions contemplated hereby, the Subscriber and the Company shall promptly prepare and make all such required filings and shall request early termination of the waiting period with respect thereto.

         2.8 Consent Issues. So long as Subscribers (or transferees therefrom which qualify as Permitted Assignees) own shares of Series N Preferred Stock having an aggregate Stated Value (as defined in the Certificate of Designation) of at least $25,000,000, the Company shall not, without (i) the prior written consent of Renaissance Fund LDC ("Renaissance") (which consent shall not be unreasonably withheld and shall not be conditioned by Renaissance upon the payment of any additional consideration or the imposition of any additional restrictions or burdens on the Company) or (ii) the expiration of the Consent Period (as defined below), (A) issue any shares of preferred stock which rank junior to the Series N Preferred Stock ("Junior Securities") and which provide that the Company must pay dividends thereon, or cause a redemption thereof, in cash or in any shares of the Company's preferred stock which rank senior to or on parity with the Series N Preferred Stock (collectively, "Senior Securities") or which allow the holder thereof to require the Company to pay dividends thereon, or cause a redemption thereof, in cash or in Senior Securities or (B) declare or pay any dividends on, or redeem or repurchase for, cash or for any shares of Senior Securities (or any combination thereof), any shares of the Company's capital stock which rank junior to the Series N Preferred Stock (including, without limitation, the Company's Common Stock); provided, however, that no consent shall be required pursuant to this clause (B) for dividends declared or payable on, or redemptions of, any Junior Securities the issuance of which was approved by Renaissance prior to its issuance (so long as such dividends or such redemption is effected in accordance with the terms which were approved by Renaissance). The Company shall have the right to require Renaissance to make a determination with respect to the foregoing issues at any time prior to the issuance of the Junior Securities (in the case of clause (A)) or prior to the declaration or payment of the subject dividend or the subject redemption or repurchase (in the case of clause (B)). Renaissance shall respond to any request for a consent under this Section 2.8 within seven (7) business days after the Company's written request for such consent (such seven (7) day period being referred to herein as the "Consent Period"). All determinations to be made by Renaissance hereunder may be based upon factors relevant to the Subscribers and their investment in the Company. In the event the Company authorizes any class of Junior Securities which allows the Company to pay a dividend thereon in, or redeem such Junior Securities for, cash or Senior Securities, the Company shall include in the certificate of designation creating such class of Junior Securities a reference to the need to obtain Renaissance's consent prior to the declaration or payment of any dividend thereon in, or any redemption thereof for, cash or Senior Securities (to the extent such consent is still required).


            ARTICLE 3. Representations and Warranties of the Company

          The Company hereby represents and warrants to each Subscriber that, as of the date hereof and as of the Closing Date, except as set forth in the Schedule of Exceptions attached hereto as Schedule 1 (the "Schedule of Exceptions"):

         3.1 Organization and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Subscription Agreement and the Warrant and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary and where the failure to be so qualified has or would be reasonably expected to have a Material Adverse Effect (as defined below). The term "Material Adverse Effect" means any change or effect that is or is reasonably likely to be materially adverse to the business, results of operations or financial condition or prospects of the Company and the Subsidiaries (as defined below), taken as a whole.

         3.2 Subsidiaries. The Schedule of Exceptions sets forth each Person in which the Company directly or indirectly owns any of the capital stock or any partnership or other ownership interest (the "Subsidiaries"). Other than as set forth on the Schedule of Exceptions, there are no outstanding preemptive rights, conversion rights, options, warrants or other rights or agreements for the purchase or acquisition of any shares of the Subsidiaries. The Subsidiaries were duly organized and are validly existing and in good standing under the laws of the jurisdiction of their organization. The Subsidiaries have not qualified to do business as foreign corporations in any jurisdiction, and such qualification is not presently required in any jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

         3.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 135,000,000 shares of Common Stock of which 57,933,433 shares were issued and outstanding, 4,145,136 shares were reserved for issuance pursuant to the Company's stock option plans and 48,171,535 other shares were reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock as of June 10, 1996 and (ii) 4,000,000 authorized shares of preferred stock, $.01 par value per share ("Preferred Stock"), of which an aggregate of 1,508,573.5 shares were issued and outstanding as of the date hereof, consisting of 444,445 shares of Series H Cumulative Convertible Preferred Stock which is convertible into 4,444,450 shares of Common Stock, 20 shares of Series I Cumulative Convertible Preferred Stock which is convertible into 851,050 shares of Common Stock, 20 shares of Series K Cumulative Convertible Preferred Stock which is convertible into 851,050 shares of Common Stock, 1,062,926 shares of Series L Cumulative Convertible Preferred Stock which is convertible into 1,062,926 shares of Common Stock and 1,162.5 shares of Series M Cumulative Convertible Preferred Stock which is convertible into 1,223,684 shares of Common Stock (the amount of Common Stock set forth above into which the shares of Preferred Stock are convertible assumes that at the time of conversion of such Preferred Stock there are no accrued or unpaid dividends thereon). In addition, pursuant to waivers granted by certain stockholders of the Company, as of May 14, 1996, the Company had not reserved for issuance an aggregate of 11,646,026 shares of Common Stock issuable in connection with four unrelated transactions set forth under "Proposal II" in the Proxy Statement. Upon the effective date of the amendment to the Company's Certificate of Incorporation to increase its authorized shares of Common Stock to 135,000,000 (the "Amendment"), the Company reserved all such 11,646,026 shares of Common Stock for issuance. Except as set forth on the Schedule of Exceptions, since April 4, 1996 the Company has not issued any Common Stock or any securities exercisable for, convertible into or exchangeable for any shares of Common Stock.

                  Except as set forth on the Schedule of Exceptions, there were, and on the Closing Date there will be, no other outstanding preemptive rights, conversion rights, options, warrants or other rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

         3.4 Authorization.(i) All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the Warrants and the performance of all obligations of the Company under this Agreement and the Warrants has been taken and (ii) all corporate action on the part of the Company necessary for the authorization, issuance (and reservation for issuance) and delivery of the (A) Preferred Shares on the terms set forth in the Certificate of Designation, (B) the Warrants and (C) the Common Shares will have been taken as of the Closing. This Agreement and the Warrants issuable hereunder constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms.

         3.5 Valid Issuance of Preferred Shares and Common Shares; Reservation of Shares.

         When issued and paid for pursuant hereto, the Preferred Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance, the Common Shares shall be duly authorized and, upon conversion of, or issuance as a dividend on, the Preferred Shares and upon the proper exercise of the Warrants, as applicable, the Common Shares shall be validly issued, fully paid and non-assessable and free from all taxes, liens (imposed through the actions or failure to act of the Company) and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable.

                  The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for (i) the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith and for the payment of dividends payable thereon for the following year at the then current Market Price (as defined in the Certificate of Designation), (ii) the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based on the exercise price of the Warrants in effect from time to time) and
(iii) the payment of dividends payable on the Company's Series I Cumulative Convertible Preferred Stock, Series K Cumulative Convertible Preferred Stock and Series L Cumulative Convertible Preferred Stock for the following year at the then current market price (as determined in the respective Certificates of Designation for such preferred stock) so as to ensure the Company's ability to pay dividends on the Series N Preferred Stock (subject to the limitations contained in Section 170 of the Delaware General Corporate Law ("DGCL")). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Preferred Shares and for the payment of dividends thereon and the full exercise of the Warrants without the consent of holders of Series N Preferred Stock and Warrants entitling them to purchase a majority of the shares of Common Stock issuable upon conversion and exercise thereof, which consent will not be unreasonably withheld.

         3.6 Organizational Documents and Corporate Records. The Company has heretofore made available to each Subscriber true and complete copies of the Restated Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof. The minute books of the Company, which have been made available to each Subscriber for inspection, contain true and complete records of all meetings (other than the minutes for the meetings at which the transactions contemplated hereby were considered for which minutes have not been finalized) and consents in lieu of meeting of the Board of Directors and the stockholders of the Company since January 1, 1992.

         3.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, including without limitation the Federal Communications Commission, on the part of the Company or any of its Subsidiaries is required in connection with the consummation of the transactions contemplated by this Agreement, the Certificate of Designation and the Warrant, except for (i) the applicable pre-merger notification requirements, if any, of the HSR Act, and
(ii) where the failure to comply with any such requirement would not have a Material Adverse Effect.

         3.8 Litigation. There is no action, suit, claim, proceeding or investigation (collectively, a "Claim") pending or, to the Company's knowledge, threatened against the Company or its Subsidiaries or any of their respective properties which (i) questions the validity of this Agreement, or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby, (ii) relates to the Company's capital structure or (iii) individually or in the aggregate would have a Material Adverse Effect. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no Claims pending or, to the knowledge of the Company, threatened that would give rise to any right of indemnification on the part of any director or officer of the Company or its Subsidiaries, or the heirs, executors or administrators of such director or officer, against the Company or its Subsidiaries.

         3.9 Compliance with Laws. Neither the Company nor any of its Subsidiaries is or has been in violation of any applicable order, judgment, injunction, award, decree or writ (collectively, "Orders"), or any applicable law, statute, code, ordinance, regulation or other requirement (collectively "Laws"), of any government or political subdivision thereof, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator (collectively, "Governmental Bodies") including, without limitation, laws and regulations relating to the communications industry and environmental laws, which violations either individually or in the aggregate would have a Material Adverse Effect. The Company has not received any written notice that any such violation has been alleged.

         3.10 Conflicting instruments. The execution and delivery of this Agreement and the Warrant does not, and the consummation of the transactions contemplated hereby in compliance with the terms hereof (including the full performance and compliance by the Company of all the terms of the Series N Preferred Stock) will not as of the date hereof and the Closing Date: (i) conflict with or result in any violation of the laws of its jurisdiction of incorporation or other applicable statutory requirements, or any provision of its articles of association or other applicable organizational documents, (ii) conflict with, result in a violation or breach of, or constitute a default (or give rise to any right of termination, revocation, cancellation or acceleration) under, any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, agreement or arrangement to which it is a party or by which it is bound, or by or to which any of its properties or assets may be bound or subject, (iii) result in the creation or imposition of a lien on any properties or assets owned or leased and operated by the Company or any of its Subsidiaries, (iv) conflict with or result in a violation of any judgment, order, decree, writ, injunction, statute, law, ordinance, rule or regulation applicable to it or any of its property or assets, or (v) violate or result in the revocation or suspension of any Permit (as defined in Section 3.14 herein) held by the Company or any of its Subsidiaries.

         3.11 Registration Rights. Except as provided in Article 4 of this Agreement or as described in the Schedule of Exceptions, the Company has not granted or agreed to grant any registration rights under any applicable securities laws to any individual, corporation, limited liability company, partnership, association, trust or other entity or organization (each, a "Person").

         3.12 Intangible Property. The Schedule of Exceptions sets forth a list of all patents, trademarks, copyrights, service marks and trade names owned by the Company or its Subsidiaries, and all permits, grants and licenses or other rights running to or from the Company or its Subsidiaries relating to any of the foregoing. The Company and its Subsidiaries have the right to use (to the Company's knowledge, free and clear of any claims or rights of others) all trade secrets, know-how, processes, technology, blue prints and designs utilized in or incident to their businesses as presently conducted ("Trade Secrets") together with the intangible property listed on Exhibit 3.12, the "Intangible Property"). The Company and its Subsidiaries have taken such action as was reasonably necessary to ensure that they have not infringed any patent, copyright, trademark, trade name or other intangible rights of any other Person. Neither the Company nor its Subsidiaries has received any written communication alleging that it has infringed any patent, copyright, trademark, trade name or other intangible rights of any other Person, and no proceedings in connection therewith have been instituted or are pending. All Trade Secrets are protected against the use of such Trade Secrets by other Persons to an extent and in a manner customary in the industries in which the Company and its Subsidiaries operate. There is no present or, to the knowledge of the Company, threatened use or encroachment of any Trade Secret. The Company knows of no material violation or infringement by others of the rights of the Company or its Subsidiaries with respect to any Intangible Property.

         3.13     Tax Matters.

                  (a) The Company and its Subsidiaries have paid all taxes (including, without limitation, to the extent that such taxes exist and are applicable, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll-related and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto (hereinafter "Taxes" or individually, a "Tax"), required to be paid by any of them through the date hereof and shall timely pay all Taxes required (under the law and procedures of the applicable taxing jurisdiction) to be paid by any of them before the Closing (except to the extent such Taxes are reserved for on the combined balance sheet of the Company and its Subsidiaries as of December 31, 1995 and with respect to Taxes accruing after the date of such balance sheet that are similar in nature and amount to those shown in such balance sheet). Neither the Company nor any Subsidiary has any liability for Taxes subsequent to the date of its most recent applicable tax return other than as arise in the ordinary course of business and consistent with past practice.

                  (b) The Company and its Subsidiaries have timely filed all reports, declarations, statements or other reports with respect to Taxes ("Tax Returns") required to be filed through the date hereof taking into account any extensions permitted by law or practice.

                  (c) With respect to all Tax Returns of the Company and its Subsidiaries, no extension of time is in force with respect to any date on which Tax Return was or is to be filed, and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax.

                  (d) There are no ongoing, pending or, to the Company's knowledge, threatened Tax audits, investigations or reviews of the Company or its Subsidiaries.

         3.14 Permits. The Company and its Subsidiaries have all licenses, permits, orders or approvals of, and have made all required registrations with, all state and federal government bodies that are material to the conduct of the business of the Company or its Subsidiaries (collectively, "Permits"), including, without limitation, all Permits relating to compliance with any environment laws, except where the failure to have such Permits would not, individually or in the aggregate, have a Material Adverse Effect. All such Permits are in full force and effect and neither the Company nor its Subsidiaries have violated any of the terms thereof except where the failure to keep such permits in full force and effect or where such violations would not, individually or in the aggregate, have a Material Adverse Effect.

         3.15 Environmental Matters. (a) The operations of the Company and its Subsidiaries comply and have complied with all applicable environmental laws except where the failure to comply would not have a Material Adverse Effect; (b) the Company and its Subsidiaries have obtained all material environmental, health and safety permits, licenses and approvals necessary for its operations, all such permits, licenses and approvals are in effect, no appeal is pending therefrom and no action to revoke the same is pending, and the Company and each Subsidiary are in compliance with all material terms and conditions thereof; and
(c) there has not been a release into the environment of a hazardous substance in, on or under any real property, asset or facility currently or previously owned, leased or operated by the Company or its Subsidiaries.

         3.16 SEC Filings; Financial Statements. The Company has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission (the "SEC") since December 31, 1994, and has heretofore made available to each Subscriber, in the form filed with the SEC (excluding any exhibits thereto) each of the Materials. The Materials were prepared in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, as the case may be, and the rules and regulations thereunder and did not at the time they were filed and as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements (including, in each case, any notes thereto), contained in the Materials filed by the Company was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented the financial position, results of operations and cash flows and change in stockholders' equity of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to be material in amount). Except and to the extent set forth in the Materials filed with the SEC prior to the date of this Agreement, the Company and its Subsidiaries do not have any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than liabilities and obligations which would not, individually or in the aggregate, have a Material Adverse Effect.

         3.17 Changes. Other than as set forth in the Schedule of Exceptions, since March 31, 1996, there has not been, with respect to the Company or any of its Subsidiaries:

                  (a) any agreement (whether in principle or definitive) to issue any equity or debt security;

                  (b) any damage, destruction or loss, whether or not covered by insurance, which could reasonably be expected to have a Material Adverse Effect;

                  (c) any waiver by the Company or any of its Subsidiaries of a valuable right or of a debt owed to it which could reasonably be expected to have a Material Adverse Effect;

                  (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its Subsidiaries, except in the ordinary course of business and which could not reasonably be expected to have a Material Adverse Effect;

                  (e) any change or amendment to a material contract or arrangement by or to which the Company or any of its Subsidiaries or any of their respective assets or properties are bound or subject which could reasonably be expected to have a Material Adverse Effect;

                  (f) any change by the Company in its accounting methods, principles or priorities;

                  (g) any material agreement entered into by the Company or any of its Subsidiaries;

                  (h) any sale, abandonment or other disposition of any of its properties or assets except for inventory and equipment sold in the ordinary course of business and the disposition of obsolete properties and assets;

                  (i) to the knowledge of the Company, any other event or condition of any character which could reasonably be expected to have a Material Adverse Effect; or

                  (j) any declaration of dividends on the Common Stock.

                  Notwithstanding the above, the Company shall provide written notice to the Subscribers of any material change to the Company's business, operations or financial condition which occurs prior to the Closing Date.

         3.18 Projections. The written financial projections that were delivered to the Subscribers in connection with the Offering were prepared in good faith and were made after due and proper consideration and represent reasonable and fair expectations honestly held based on facts known to, and assumptions reasonably made by, the Company.

         3.19 Conflicts. The entering into the Subscription Agreement and the Warrant and the filing with the Secretary of State of the State of Delaware of the Certificate of Designation will not conflict with (i) the Company's Restated Certificate of Incorporation or Bylaws, or (ii) any material indenture, note, bond, debt, or other material agreement to which the Company is bound or its property is subject.

         3.20 Use of Proceeds. The proceeds from the Offering will be used by the Company for general corporate purposes (including, without limitation, working capital and dividend and interest obligations), capital expenditures in connection with its wireless communications systems in the United States and international markets, and pursuit of United States and international wireless communications opportunities.


                         ARTICLE 4. Registration Rights

         4.1      Definitions.  For purposes of this Article 4:

                  (a) The term "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) The term "Registrable Securities" means the Common Shares and any shares of Common Stock or other securities subsequently issued with respect to such Common Shares (by stock split, stock dividend or otherwise); and

                  (c) The term "Holder" means any Person owning or having the right to acquire Registrable Securities.

         4.2      Registration.

                  (a) The Company shall use its good faith best efforts to cause a registration statement ("Registration Statement") under the Securities Act with respect to all of the Registrable Securities to become effective on or before September 30, 1996 (the "Registration Date").

                           (i) If the Company fails to cause the Registration
Statement to become effective on or before the Registration Date, then, upon each Dividend Payment Date (as defined in the Certificate of Designation) following the Registration Date, the Company shall make a cash payment to each holder of Registrable Securities (other than Registrable Securities issuable with respect to Preferred Shares sold to Todd Investments Limited hereunder) in an amount equal to the Stated Value of the Preferred Shares held by such holder multiplied by the Registration Default Rate (as defined below) for the period beginning on the day following the later of the Registration Date and the immediately preceding Dividend Payment Date (if any) and ending on the Dividend Payment Date upon which such payment is being made. No payments shall be made hereunder to a holder of Registrable Securities with respect to any period of time following either the date the Registration Statement becomes effective or the expiration of the Effectiveness Period.

                           (ii) If the Registration Statement is declared
effective and thereafter ceases to be effective or thereafter the prospectus which is a part thereof cannot be used (other than because of an action or failure to act on the part of a Holder) for a period of more than 60 consecutive days (the sixtieth day in any such period is referred to herein as the "Suspension Date"), then, upon each Dividend Payment Date following the Suspension Date, the Company shall make a cash payment to each holder of Registrable Securities (other than Registrable Securities issuable with respect to Preferred Shares sold to Todd Investments Limited hereunder) in an amount equal to the Stated Value of the Preferred Shares held by such holder multiplied by the Registration Default Rate for the period beginning on the day following the later of the Suspension Date and the immediately preceding Dividend Payment Date and ending on the Dividend Payment Date upon which such payment is being made. No payments shall be made hereunder to a holder of Registrable Securities with respect to any period of time following either the date the Registration Statement may then be used to sell Registrable Securities or the expiration of the Effectiveness Period.

                           (iii) For purposes of this Section 4, "Registration
Default Rate" shall mean 0.50% per annum for the first 90 day period immediately following the Registration Date (in the case of a failure under clause (i) of this Section 4.2(a)) or the first 60 day period immediately following the Suspension Date (in the case of a suspension under clause (ii) of this Section 4.2(a)) and shall increase by an additional 0.25% per annum at the beginning of each subsequent 90 day period in the case of a failure under clause (i) or at the beginning of each subsequent 60 day period in the case of a suspension under clause (ii); provided, however, that in no event shall the Registration Default Rate exceed 1.0%.

                           (iv) All payments required to be made to holders of
Registrable Securities under this Section 4.2(a) shall be in addition to any dividends to which such holder is otherwise entitled under the Certificate of Designation.

                  (b) Neither the Company nor any other Person other than the Holders shall be entitled to include shares in a registration made under Section 4.2(a) without the prior written consent of the Holders of a majority of the Registrable Securities included in such registration. Notwithstanding the foregoing, the Company may include in such registration securities held by third parties which are subject to registration rights granted by the Company on or prior to May 28, 1996.

                  (c) If (but without any obligation to do so) the Company proposes at any time to register any shares of its capital stock or other securities under the Securities Act for itself or for other stockholders of the Company (other than a registration relating solely to the sale of securities to participants in a stock plan of the Company, or a registration on any form which does not include substantially the same information, other than information related to the selling shareholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of the Registrable Securities), which registration shall involve an underwritten offering, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 4.2(d), cause to be registered under the Securities Act, and to be included in such underwritten offering, all of the Registrable Securities then outstanding which each such Holder has requested to be so registered. The right of a Holder to have Registrable Securities then outstanding included in registrations contemplated by this Section 4.2(c) (i) shall continue for a period of three years from the date of the Closing and (ii) shall not be transferable (other than to a single transferee of all of such Holder's Registrable Securities, and to subsequent such single transferees).

                  (d) In connection with any offering involving an underwriting of shares as contemplated by Section 4.2(c), the Company shall not be required under this Section 4.2(d) to include any of the Holders' Registrable Securities then outstanding in such underwriting unless they accept the customary and reasonable terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering. If the total amount of Registrable Securities then outstanding requested to be included in such offering exceeds the amount of securities that the underwriters believe in their sole discretion to jeopardize the success of the offering, then Holders may include in the offering only that number of such Registrable Securities then outstanding which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned first among the other stockholders of the Company with rights as of May 21, 1996 to include Common Stock in such underwriting ("Other Holders") and then pro rata among the

Holders according to the total amount of Registrable Securities entitled to be included therein owned by each Holder or in such other proportions as shall mutually be agreed to by the Holders); provided, however, that no Registrable Securities shall be excluded from any such offering if any securities other than those sold for the account of the Company, Holders and Other Holders are to be included in such offering. Notwithstanding the foregoing provisions of Section 4.2(c) and Section 4.2(d), if the registration contemplated by Section 4.2(c) is initiated in response to the exercise of demand registration rights of Vanguard Cellular Systems, Inc. ("Vanguard") and/or Toronto Dominion Investments, Inc. ("TDI") or their successors, the Holders shall not have the right to require the exclusion from such registration of any securities owned by Vanguard and/or TDI (or their successors). In such circumstances, any exclusion shall be accomplished among the Holders and Other Holders (other than Vanguard, TDI and their successors) in accordance with the order of priority and otherwise as set forth above.

         4.3 Obligations of the Company. Whenever required under this Article 4 to effect the registration of any Registrable Securities, the Company shall, within the time limits set forth in this Article 4, or if no specific time limit is specified, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and thereafter keep such registration statement effective at all times until the third anniversary of the Closing Date (the "Effectiveness Period"), or until such earlier time as all securities registered thereby have been sold; provided, however, that the Company shall keep such registration statement thereafter effective with respect to any Registerable Securities which were or are paid as dividends on the Preferred Shares (the "Dividend Shares") until the earlier of (i) such date that all such Dividend Shares have been sold, (ii) such date that is six months following the last dividend payment on the Preferred Shares and (iii) such date that all such Dividend Shares are, or upon issuance will be, eligible for resale under Rule 144 under the Securities Act and provided, further, that the Company shall use all commercially reasonable efforts to keep such registration statement thereafter effective with respect to any Registrable Securities issued or issuable upon exercise of the Warrants until the earlier of (x) such date that all such Registrable Securities have been sold pursuant to such registration statement and (y) the fifth anniversary of the Closing Date.


                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, including but not limited to, any amendments or supplements which must be prepared as a result of the engagement of an underwriter by a Holder in the distribution of its Registrable Securities pursuant to Sections 4.2(a) of this Agreement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) In the case of an underwritten public offering, furnish, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article 4, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in such form and substance as is customarily given to under writers in an underwritten public offering, addressed to the underwriters and the Holders, and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in such form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and the Holders.

         4.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article 4 with respect to the Registrable Securities of any selling Holder that such Holder shall have furnished to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         4.5 Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to this Article 4, including without limitation all registration, filing and qualification fees, printers, and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, in the event the Company includes in any registration statement shares for sale for its own account, it shall pay the pro rata portion of any underwriting discounts and commission attributable to such securities for its own account.

         4.6 Indemnification and Contribution. In connection with a registration statement under this Article 4:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) and each Person if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus), or (iii) any violation or alleged violation by the Company in connection with the registration of Registrable Securities under the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any such Holder, underwriter or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling Person.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any con trolling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 4.6(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this Section 4.6(b) exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 4.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.6, deliver to the indemnifying party a written notice of the commencement thereof and the indem nifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party who is a named party in such action shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would, in the reasonable opinion of counsel to the indemnifying party, be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.6(a) and 4.6(b), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability (including contribution pursuant to Section 4.6(d) hereof) that it may have to any indemnified party other than this Section 4.6.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 4.6(a) is applicable but for any reason is held to be unavailable from the Company with respect to all Holders or any Holder, the Company and the Holder or Holders, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and the Holder or Holders on the other, in connection with statements or omissions which resulted in such losses, claims, damages or liabilities. Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder from the Registrable Securities sold by such Holder pursuant to the registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Person, if any, who controls a Holder within the meaning of the Securities Act shall have the same rights to contribution as such Holder.

                  (e) The obligations of the Company and Holders under this
Section 4.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article 4 or otherwise.

         4.7 Amendment of Registration Rights. Any provision of this Article 4 may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. An amendment or waiver effected in accordance with this Section shall be binding upon each Holder of Registrable Securities then outstanding, each future Holder of all such securities, and the Company.


          ARTICLE 5. Conditions of Subscriber's Obligations at Closing.

         The obligations of the Subscribers under Section 1.1 of this Subscription Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, or their waiver by Subscribers subscribing for 66 2/3% of the Units offered in the Offering:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in Article 3 shall be true at and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

                  (b) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Subscription Agreement that are required to be performed or complied with at or before the Closing Date.

                  (c) Since the date of this Subscription Agreement, there shall have been no change, occurrence of circumstances affecting the business, results of operations or financial condition, stockholders' equity or prospects of the Company having or reasonably likely to have a Material Adverse Effect.

                  (d) Since the date of this Subscription Agreement, there shall have been no material adverse change to the projections of the Company delivered to the Subscribers in connection with the Offering.

                  (e) Compliance Certificate. The President of the Company shall have delivered to the Subscribers at the Closing a certificate certifying that the conditions specified in Sections 5(a), 5(b), 5(c) and 5(d) have been fulfilled.

                  (f) Restated Certificate of Incorporation. Prior to the Closing Date, the Company's stockholders shall have approved the Amendment and the Amendment shall have been filed with, and accepted by, the Secretary of State of the State of Delaware in accordance with the DGCL, as evidenced by the certified copy of the Restated Certificate of Incorporation of the Company to be delivered at Closing pursuant to Section 5(h) hereof.

                  (g) Certificate of Designation. Prior to the Closing Date, the Certificate of Designation shall have been filed with, and accepted by, the Secretary of State of the State of Delaware in accordance with the DGCL.

                  (h) Delivery of Documents. The Subscribers shall have received: (i) a certified copy of the Restated Certificate of Incorporation of the Company certified by the Secretary of State of the State of Delaware; (ii) a copy of the By-Laws of the Company certified by the Secretary of the Company and
(iii) incumbency certificates, board resolutions and such other evidence of corporate authority for the transactions contemplated hereby as the Subscriber and its counsel shall reasonably request.

                  (i) Approvals and Consents. The Company (and, if applicable the Subscribers) shall have duly obtained, received or effected (and all applicable waiting and termination periods, if any, including any extensions thereof, under any applicable law, statute, regulation or rule, including, without limitation, the applicable waiting period, if any, under the HSR Act, shall have expired or terminated) all authorizations, consents, approvals, licenses, franchises, permits and certificates by or of, and shall have made all filings and effected all notifications, registrations and qualifications with, all federal, state, local and foreign governmental and regulatory authorities to the extent required to be obtained, received, effected or filed by the Company for the issuance, sale and delivery of the Units being issued and sold at the Closing and the consummation of the transactions contemplated hereby.

                  (j) Delivery of Share Certificates and Warrants. The Subscriber shall have received duly executed stock certificates of the Company evidencing the ownership of the Preferred Shares being purchased by such Subscriber hereunder and warrant certificates duly executed by the Company with respect to the Warrants being purchased by such Subscriber hereunder.

                  (k) Opinions of Counsel to the Company. The Subscribers shall have received favorable opinions from Robert Vecsler, General Counsel for the Company and from Klehr, Harrison, Harvey, Branzburg & Ellers, corporate counsel to the Company ("Klehr Harrison"), dated as of the Closing Date as to the matters to which Klehr, Harrison and the General Counsel for the Company opined in the Company's sale of its 12% Senior Subordinated Convertible Notes due 2001 (with appropriate adjustments for the nature of the securities being sold hereunder). In addition, the opinion from Robert Vecsler shall include those matters set forth in (i) the first sentence of paragraph 6 and (ii) paragraph 8 of the opinion delivered to Vanguard Cellular Systems, Inc. ("Vanguard") in connection with the closing of those transactions contemplated by that certain Stock Purchase Agreement dated December 29, 1993 by and between the Company and Vanguard.


         ARTICLE 6. Conditions of the Company's Obligations at Closing.

         The obligations of the Company to the Subscribers under Section 1.1 of this Agreement are subject to the fulfillment or waiver at or before the Closing of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of each Subscriber contained in Article 2 shall be true at and as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date.

                  (b) Payment of Purchase Price. The Subscribers shall have paid in check or by wire transfer to the accounts specified by the Company the purchase price specified in Section 1.1.

                  (c) HSR Act. In the event a Subscriber is required to file a notification under the HSR Act, the applicable waiting period, if any, under the HSR Act shall have expired or have been earlier terminated.

                  (d) Restated Certificate of Incorporation. Prior to the Closing Date, the Company's stockholders shall have approved the Amendment. In this regard, the Company agrees to use its best efforts to obtain such stockholder approval.

                  (e) Minimum Subscription. A minimum of 45,000 Units shall be sold at Closing to the Subscribers and/or their Permitted Assignees.

                             ARTICLE 7. Termination.

         7.1 Termination by Mutual Written Consent. This Subscription Agreement may be terminated and the transactions contemplated hereby may be abandoned, for any reason, at any time prior to the Closing Date, by the mutual written consent of the Company and any Subscriber.

         7.2 Termination by the Company or the Subscriber. This Subscription Agreement may be terminated and the transactions contemplated hereby abandoned by action of the Company or any Subscriber if and to the extent that (a) the Closing shall not have occurred at or prior to the later of (i) 5:00 p.m. on the Closing Date and (ii) the sixtieth day following any required filing of any premerger notification under the HSR Act by a Subscriber as contemplated by
Section 2.7 hereof or after substantial compliance with any request for additional information which may have been issued, whichever is later (or such time as agreed to by the parties pursuant to Section 1.4); provided, however, that the right to terminate this Subscription Agreement under this Section 7.2 shall not be available to any party whose failure to fulfill any obligation under this Subscription Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Closing Date; or (b) any court or governmental authority of competent jurisdiction shall have issued an order, decree, writ or ruling or taken any other action, or there shall be in effect any statute, rule or regulation, temporarily, preliminarily or permanently restraining, enjoining or otherwise prohibiting the purchase of the Units hereunder, or the consummation of the transactions contemplated by this Subscription Agreement.

         7.3 Termination by a Subscriber. This Subscription Agreement may be terminated and the transactions contemplated hereby may be abandoned by action of a Subscriber, if (a) the Company shall have failed to comply in any material respect with any of the covenants or agreements contained in this Subscription Agreement to be complied with or performed by the Company at or prior to such date of termination, and the Company shall not, within a reasonable period of time after notice of such failure, have cured or commenced prompt and diligent measures which would promptly cure such failure, (b) there shall have been a misrepresentation or breach by the Company with respect to any representation or warranty made by it in this Subscription Agreement and such misrepresentation or breach cannot be cured prior to the Closing Date, or (c) there shall have occurred and be continuing any condition, event or development having, or reasonably likely to have, a Material Adverse Effect.

         7.4 Tax Withholding Issues. The parties acknowledge that the Company may have certain tax withholding obligations with respect to distributions made on the Preferred Shares and that the parties have not agreed on the specific provisions to be inserted in the Certificate of Designation to address such obligations. The parties hereby agree to negotiate in good faith to reach an agreement with respect to this issue and to revise the Certificate of Designation to provide (i) a mechanism mutually agreeable to the parties whereby the Company satisfies its withholding obligation by either (x) withholding shares of Common Stock payable as dividends on the Preferred Shares or (y) collecting an amount of cash from the holders of Preferred Shares and (ii) the basis upon which the Company will withhold in the context of distributions to foreign partnerships. In the event an Agreement is not reached on this issue prior to June 7, 1996, either party may terminate this Agreement, and upon any such termination neither party shall have any liability to the other under this Agreement (except for a breach of such party's obligation to negotiate in good faith hereunder).


                            ARTICLE 8. Miscellaneous

         8.1 Survival of Warranties; Indemnity. (a) The representations and warranties of the Company set forth in Article 3 hereof shall survive until the later of the second anniversary of the Closing Date or the date first upon which the Subscribers (and transferees which are Permitted Assignees) collectively no longer retain beneficial ownership of at least 50% of the Preferred Shares (or shares of Common Stock into which the Preferred Shares are convertible) except that (x) the representations and warranties set forth in Section 3.13 and claims based on allegations of common law fraud with respect to Sections 3.16 and 3.18 shall survive until the expiration of the applicable statute of limitations (or any extension thereof), and (y) the representations and warranties set forth in Sections 3.1, 3.3, 3.4, 3.5, the first sentence of Section 3.6 and clause (i) of
Section 3.10 shall survive indefinitely. The survival of the representations and warranties set forth in Article 3 shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Subscribers or the Company.

                  (b) The Company hereby indemnifies each Subscriber against and agrees to hold each Subscriber harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses in connection with any action, suit or proceeding brought against the Subscriber) ("Losses") incurred or suffered by such Subscriber arising out of the inaccuracy of any of the representations or warranties made by the Company in Article 3 hereof to the extent such representation or warranty has survived the closing as provided in Section 8.1(a) above and to the extent that such Losses to all the Investors are in the aggregate greater than $20,000 (including out-of-pocket expenses) and less than the aggregate Stated Value of the Preferred Shares sold in the Offering plus out-of-pocket expenses. A Subscriber shall give prompt written notice to the Company of the assertion of any claim for which indemnity may be sought hereunder, specifying with reasonable particularity the basis therefor, together with any supporting information reasonably requested by the Company, and the amount of the Loss. If any amount is due by the Company to the Subscriber pursuant to this Section 8.1(b), the Company will make such payment not later than 60 days after notice of the amount due.

                  (c) A Subscriber shall give prompt notice to the Company of the commencement of any suit, action or proceeding against the Subscriber in respect of which indemnity may be sought hereunder. The Company may, at its own expense, participate in and, upon notice to the Subscriber, assume the defense of any such suit, action or proceeding; provided, that (i) the Company's counsel is reasonably satisfactory to Investors holding a majority of the Preferred Shares entitled to indemnification with respect to the subject action, suit or proceeding, and (ii) the Company shall thereafter consult with such Subscriber upon such Subscriber's reasonable request for such consultation from time to time with respect to such suit, action or proceeding. If the Company assumes such defense, such Subscriber shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Company. The Company shall be liable for the fees and expenses of one counsel employed by all Investors entitled to indemnification hereunder with respect to the subject action, suit or proceeding for any period during which the Company has not assumed the defense thereof. Whether or not the Company chooses to defend or prosecute any claim, all of the parties hereto shall cooperate in the defense or prosecution thereof. The Company shall not be liable under this Section 8.1 for any settlement effected without its consent or resulting from a proceeding against Subscriber in which the Company was not permitted an opportunity to participate, of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder unless (x) such settlement includes an unconditional release of the Company from all liability on claims that are the subject matter of such claim, litigation or proceeding, and (y) such settlement shall not require that the Company incur any obligation (monetary or otherwise) or forego any rights. The Company shall not effect any settlement relating to a proceeding against a Subscriber without the consent of such Subscriber (which consent shall not be unreasonably withheld), unless such settlement includes (as to such Subscriber) money damages only and an unconditional release of such Subscriber from all Losses relating to such proceeding.

         8.2 Definition of Terms. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         8.3 Governing Law. This Subscription Agreement shall be governed by the laws of the State of Delaware applicable to contracts made and wholly performed in that jurisdiction.

         8.4 Notices. All notices or other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, to the Subscriber at the address provided below and the Company at its principal executive offices located at 20 Craig Road, Montvale, New Jersey 07645, Attention: Robert Vecsler, Esquire, General Counsel and Secretary. The Company and the Subscriber may change their addresses for notices by written notice to each other, as required.

         8.5 Expenses. The Company shall pay the reasonable legal fees (not to exceed $50,000) for legal counsel representing all of the Subscribers in the Offering with respect to the negotiation and preparation of that certain letter of intent regarding the Offering, this Subscription Agreement and the Closing of the Offering. In the event this Subscription Agreement is terminated by the Subscriber pursuant to Section 7.3 or Section 7.2 (but only in the event the Company has not satisfied its conditions under Section 5 hereof), the Company shall be obligated to pay such reasonable legal fees. In the event this Subscription Agreement is terminated other than pursuant to Section 7.3 or 7.2 as set forth above, the Company shall be under no obligation to pay any of the Subscribers' legal fees. Except as set forth above and as otherwise provided under Article 4 hereof, each party hereto shall be responsible for the payment of its own expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Subscription Agreement and the other agreements, including without limitation the Warrants, to be executed in connection herewith.

         8.6 THE UNITS, PREFERRED SHARES AND WARRANTS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY, OR REGISTERED WITH, THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         8.7 Prior Subscription Agreements. This Agreement (including the Schedule of Exceptions and Exhibits hereto) constitutes the entire agreement of the parties hereto with respect to the subscription hereunder and supersedes all previous subscription agreements executed by the parties hereto in connection with the Offering.

Number of Units Subscribed for:________________________

Total Cost of Units Subscribed for:____________________

[SUBSCRIBER]



         By:______________________________          DATE:     ___________, 1996
               Name:
               Title:



GEOTEK COMMUNICATIONS, INC.


         By:_______________________________         DATE:     ___________, 1996
               Name:
               Title:

         The following is a summary of all omitted Exhibits and Schedules to the foregoing Subscription Agreement.

                  Exhibit A Certificate of Designation of Series N Cumulative Convertible Preferred Stock (filed as Exhibit (c)(2) to the Form 8-K).

                  Exhibit B         Warrant (filed as Exhibit (c)(3) to the
                                    Form 8-K).

                  Schedule I        Schedule of Exceptions.

         The Registrant hereby agrees to furnish supplementally to the Commission a copy of Schedule I upon request of the Commission.